Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Space Coast Credit Union (the “Company”)

Citigroup Global Markets Inc.

(together, the “Specified Parties”)

Re: SCCU Auto Receivables Trust 2024-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “External - SCCU 2024-1 tape (4.11.24 pull) v3.xlsx,” provided by the Company on April 25, 2024, containing information on 16,338 motor vehicle retail installment sale contracts (the “Receivables”) as of March 31, 2024 (the “Data File”), which we were informed are intended to be included as collateral in the offering by SCCU Auto Receivables Trust 2024-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “reporting threshold” means that dollar amounts, percentages, and Remaining Term to Maturity were within $1.00, 0.1%, and 1 month, respectively.
•	The term “Cutoff Date” means March 31, 2024.
•	The term “Fiserv DNA System” means the Company’s core servicing system, which contains a “Transaction History” screen.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.
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•	The term “Insurance Document” means a scanned image of one of the insurance documents listed in Exhibit C which the Company informed us are acceptable forms of insurance document.
•	The term “Title Document” means a scanned image of one of the title documents listed in Exhibit C which the Company informed us are acceptable forms of title document.
•	The term “Acceptable Company Names” means the company names listed in Exhibit C, which the Company informed us are acceptable names for the Company that can appear in the Title Document as the lien holder, owner, security interest holder, or secured party.
•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.
•	The term “Receivable File” means some or all of the following documents provided by the Company for the Selected Receivables (defined below):
–	“Transaction History” screen in the Fiserv DNA System
–	Credit Application
–	Credit Report
–	Installment Sale Contract
–	Insurance Document
–	Redisclosure Letter
–	Title Document
–	Electronic mail correspondence from the Company on May 17, 2024, containing the mapping for vehicle makes and vehicle models (the “Vehicle Make and Model Mapping”)

We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the obligor or the Company.

•	The term “Provided Information” means the Cutoff Date, Acceptable Company Names, Instructions and Receivable File.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 150 Receivables from the Data File (the “Selected Receivables”). A listing of the Selected Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.
B.	For each Selected Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.
Attribute	Receivable File/Instructions
Account Number	“Transaction History” screen in the Fiserva DNA System
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Attribute	Receivable File/Instructions
Vehicle Identification Number (VIN)	Installment Sale Contract
Origination Date	“Transaction History” screen in the Fiserva DNA System
Monthly P&I Payment	Installment Sale Contract, Redisclosure Letter
Original Amount Financed	Installment Sale Contract
Original Term To Maturity	Installment Sale Contract
Annual Percentage Rate (APR)	Installment Sale Contract, Redisclosure Letter
Model Type (New/Used)	Installment Sale Contract
Vehicle Model Year	Installment Sale Contract
Vehicle Make	Installment Sale Contract, Vehicle Make and Model Mapping
Vehicle Model (Excluding Trim Or Engine Type)	Installment Sale Contract, Vehicle Make and Model Mapping
Borrower State (Current)	Installment Sale Contract
First Payment Date	Installment Sale Contract
Remaining Term to Maturity	Recompute as the difference in months between (i) the First Payment Date plus Original Term to Maturity appearing in the Installment Sale Contract, and (ii) the Cutoff Date
Loan credit score (used for decision)	Credit Report

We found such information to be in agreement except as listed in Exhibit B.

C.	For each Selected Receivable, we observed the presence of the following in the Receivables File:
•	Title Document. We were instructed by the Company to observe one of the Acceptable Company Names on the Title Document as the legal owner, lien holder, owner, security interest holder, or secured party.
•	Proof of Insurance
•	Signed Credit Application. We make no representation regarding the authenticity of the signature(s).
•	Truth-in-Lending Disclosure Statement in Installment Sale Contract
•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

We found such information to be present.

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We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
May 22, 2024

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Exhibit A

The Selected Receivables

Selected Receivable #	Receivable Number[1]	Selected Receivable #	Receivable Number[1]	Selected Receivable #	Receivable Number[1]
1	20241001	51	20241051	101	20241101
2	20241002	52	20241052	102	20241102
3	20241003	53	20241053	103	20241103
4	20241004	54	20241054	104	20241104
5	20241005	55	20241055	105	20241105
6	20241006	56	20241056	106	20241106
7	20241007	57	20241057	107	20241107
8	20241008	58	20241058	108	20241108
9	20241009	59	20241059	109	20241109
10	20241010	60	20241060	110	20241110
11	20241011	61	20241061	111	20241111
12	20241012	62	20241062	112	20241112
13	20241013	63	20241063	113	20241113
14	20241014	64	20241064	114	20241114
15	20241015	65	20241065	115	20241115
16	20241016	66	20241066	116	20241116
17	20241017	67	20241067	117	20241117
18	20241018	68	20241068	118	20241118
19	20241019	69	20241069	119	20241119
20	20241020	70	20241070	120	20241120
21	20241021	71	20241071	121	20241121
22	20241022	72	20241072	122	20241122
23	20241023	73	20241073	123	20241123
24	20241024	74	20241074	124	20241124
25	20241025	75	20241075	125	20241125
26	20241026	76	20241076	126	20241126
27	20241027	77	20241077	127	20241127
28	20241028	78	20241078	128	20241128
29	20241029	79	20241079	129	20241129
30	20241030	80	20241080	130	20241130
31	20241031	81	20241081	131	20241131
32	20241032	82	20241082	132	20241132
33	20241033	83	20241083	133	20241133
34	20241034	84	20241084	134	20241134
35	20241035	85	20241085	135	20241135
36	20241036	86	20241086	136	20241136
37	20241037	87	20241087	137	20241137
38	20241038	88	20241088	138	20241138
39	20241039	89	20241089	139	20241139
40	20241040	90	20241090	140	20241140
41	20241041	91	20241091	141	20241141
42	20241042	92	20241092	142	20241142
43	20241043	93	20241093	143	20241143
44	20241044	94	20241094	144	20241144
45	20241045	95	20241095	145	20241145
46	20241046	96	20241096	146	20241146
47	20241047	97	20241097	147	20241147
48	20241048	98	20241098	148	20241148
49	20241049	99	20241099	149	20241149
50	20241050	100	20241100	150	20241150

(1) The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Company’s actual account numbers.

Exhibit B

Exception List

Selected Receivable #	Receivable Number	Attribute	Per Data File	Per Receivable File
3	20241003	First Payment Date	4/16/2024	4/2/2024
135	20241135	First Payment Date	3/17/2024	3/19/2024
79	20241079	Model Type (New/Used)	Used	Demo
93	20241093	New vs. Used	New	Used

Exhibit C

Insurance Document

•      Agreement for Purchaser to Provide Accidental Physical Damage Coverage

•      Agreement to Furnish Insurance Policy

•      Agreement to Maintain Physical Damage Insurance

•      Agreement to Provide Accidental Physical Damage Insurance

•      Agreement to Provide Insurance

•      Auto Insurance Policy Declarations

•      Automobile Insurance Coverage

•      Florida Automobile Insurance Identification Card

•      Insurance Binder

•      Insurance Card

•      Insurance Coverage Acknowledgment

•      Insurance Verification

•      Verification of Insurance

•      Verification of Coverage

Title Document

•      Application for Certificate of Motor Vehicle Title

•      Application for Certificate of Title With/Without Registration

•      Electronic Title with Electronic Lien

Service Agreement and Registration Application

Acceptable Company Names

•      Space Coast Credit Union

•      Space Coast CU

•      SCCU